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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 2, 1995
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)

          NEBRASKA                   1-11515                   47-0658852
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)          Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                          68124
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)



               The original document is comprised of nine pages.



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                        COMMERCIAL FEDERAL CORPORATION

                                   FORM 8-K

                                CURRENT REPORT


Item 2.  Acquisition and Disposition of Assets:
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     On October 2, 1995, Commercial Federal Corporation (the Corporation),
     consummated its merger with Railroad Financial Corporation (Railroad), parent company of Railroad Savings Bank, fsb. Pursuant to the terms of the merger agreement, Railroad delivered 2,156,232 shares of common stock to the Corporation in exchange for approximately 1,377,617 shares of the Corporation's common stock (exchange ratio of .6389 based on an average closing price of $35.063). Cash will be paid in lieu of fractional shares. Based on the Corporation's closing common stock price of $35.625 on October 2, 1995, such transaction resulted in an aggregate value approximating $49.1 million. Railroad operated 18 branches and 71 agency offices throughout the state of Kansas and at August 31, 1995, had assets of approximately $626.5 million, deposits of approximately $420.4 million and stockholders' equity of approximately $28.0 million. This acquisition will be accounted for as a pooling of interests.

     Information regarding the merger is set forth in the Corporation's press release dated October 2, 1995, attached hereto as Exhibit 99.

Item 5.  Other Events:
----------------------

     On October 4, 1995, the Corporation announced that its Board of Directors established a quarterly dividend policy. As such, effective October 4, 1995, the Board declared a cash dividend on its common stock of $.10 per share. Such cash dividend will be payable on October 31, 1995, to stockholders of record on October 16, 1995.

     Information regarding the cash dividend is set forth in the Corporation's press release dated October 4, 1995, attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits:
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     (a)  Financial Statements of Business Acquired:  To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or December 18, 1995.

     (b) Pro Forma Financial Information: To be filed by amendment as soon as practicable but not later than 60 days from the date this Current Report Form 8-K is required to be filed, or December 18, 1995.

     (c)  Exhibits:

          Exhibit 99.  Press release dated October 2, 1995.

          Exhibit 99.1.  Press release dated October 4, 1995.



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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
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                                 (Registrant)


Date:  October 17, 1995          /s/  James A. Laphen
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                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)


Date:  October 17, 1995          /s/  Gary L. Matter
       ----------------          -------------------------------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary (Principal
                                 Accounting Officer)




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